UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 19, 2007

Exchange National Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Missouri	0-23636	431626350
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

132 East High Street, Box 688, Jefferson City, Missouri		65102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	573.761.6179

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 20, 2007, our company, Exchange National Bancshares, Inc., issued a press release announcing that our board of directors had selected "Hawthorn Bank" as the new name for our subsidiary banks and that the name of our company also may changed to reflect the new "Hawthorn" name if approved by our shareholders at this year's annual meeting. On April 19, 2007, a letter referring to this announcement was sent to our shareholders by our chairman. The full text of the press release and of the letter to shareholders is furnished as exhibit 99.1 and 99.2, respectively, to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Exchange National Bancshares, Inc. press release dated April 20, 2007.
Exhibit 99.2 Letter to shareholders dated April 19, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exchange National Bancshares, Inc.

April 23, 2007	By:	James E. Smith

Name: James E. Smith
Title: Chairman & CEO

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Exhibit Index

Exhibit No.	Description

99.1	Exchange National Bancshares, Inc. press release dated April 20, 2007
99.2	Letter to shareholders dated April 19, 2007